UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 20, 2004

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of principal executive offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished pursuant to Item 12 of Form 8-K:

99.1	Slides presented at Safeway Inc.’s 2004 Annual Meeting of Stockholders on May 20, 2004.

Item 12.	Results of Operations and Financial Condition.

Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K. The information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Safeway Inc. (“Safeway” or the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On May 20, 2004, we held our 2004 annual meeting of stockholders at which we presented certain slides regarding our historical financial performance, copies of which are furnished as Exhibit 99.1 and incorporated herein by reference. The furnished slides contain the following financial measure that is not a measure of financial performance under U.S. generally accepted accounting principles (non-GAAP financial measure):

•	“adjusted earnings per share” which is defined as reported earnings per share, excluding certain non-cash charges and the impact of labor strikes.

A reconciliation of “adjusted earnings per share” to GAAP earnings per share for fiscal years 2000 through 2003 is provided in the slide presentation.

The non-cash charges and credits included in “adjusted earnings per share” relate to (i) estimated effects of the Southern California and Northern California labor strikes, (ii) an accounting change to begin accruing an estimate of physical inventory losses for the period between the last physical inventory count and the balance sheet date, (iii) goodwill impairment charges in accordance with SFAS No. 142, (iv) Dominick’s and other miscellaneous long-lived asset impairment charges, (v) Dominick’s tax benefit on the planned sale, (vi) charges related to the Furr’s and Homeland bankruptcies, (vii) severance costs related to the restructuring of a 29-store labor contract, (viii) severance and transition costs related to the centralization of marketing functions, and (ix) charges associated with 10 planned store closures. Management believes that excluding these items provides a useful financial measure that will facilitate comparisons of our operating results before, during and after such expenses are incurred, as well as facilitating comparisons of our performance with that of other companies that might not have the non-cash charges or strike effects that we have experienced.

Management also believes that investors, analysts and other interested parties view our “adjusted earnings per share” as an indicator of our ongoing operating performance.

This non-GAAP financial measure should not be considered as an alternative to GAAP earnings per share as a measure of performance. This measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Other companies in our industry may calculate “adjusted earnings per share” differently than we do, limiting their usefulness as comparative measures. We compensate for these limitations by relying primarily on our GAAP results and use our non-GAAP financial measures supplementally.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC. (Registrant)

Date:	May 24, 2004	By:	/s/ Robert A. Gordon
			Name:	Robert A. Gordon
			Title:	Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.

99.1	Slides presented at Safeway’s 2004 Annual Meeting of Stockholders.

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